EXHIBIT 32.2

STAR CENTURY PANDAHO CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Star Century Pandaho Corporation (the Registrant) on Form 10-K  for the period  ended June 30, 2015 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Fen Xing, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Fen Xing and will be retained by Star Century Pandaho Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: October 16, 2015

By: /s/ Fen Xing

Fen Xing

Chief Financial Officer
(Principal Financial Officer)